SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                Date of Report (date of earliest event reported):
                               September 11, 2007

                              GULF RESOURCES, INC.
                              --------------------
             (Exact Name of Registrant as Specified in its Charter)

  Delaware                         000-20936                      13-3637458
  --------                         ---------                      ----------
  State of                         Commission                     IRS Employer
  Incorporation                    File Number                    I.D. Number

        CHEMING INDUSTRIAL PARK, UNIT - HAOYUAN CHEMICAL COMPANY LIMITED,
                     SHOUGUANG CITY, SHANDONG, CHINA 262714
                     --------------------------------------
                     Address of principal executive offices

                  Registrant's telephone number: (310)470-2886

                               Shennan Zhong Road
                                 PO Box 031-114
                             Shenzhen, China 518000
                             ----------------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01  Regulation FD Disclosure.

Item 8.01  Other Events

      The following information is furnished under Item 7.01 - Regulation FD Disclosure and Item 8.01 - Other Events:

      On September 11, 2007, Gulf Resources, Inc. issued a press release announcing it had singed a letter of intent with Southwest Synthetic Pharmaceutical Corporation Ltd. ("Southwest") to become the supplier of Trimethxybenzaldehyde to Southwest. A copy of such press release is attached to this report as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01  FINANCIAL STATEMENTS AND EXHIBITS

Exhibits

99.1 Press Release dated September 11, 2007 - "Gulf Resources Signs Letter OF Intent with Southwest Synthetic Pharmaceutical Corporation Ltd.".

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 11, 2007

                                                 GULF RESOURCES, INC.


                                                 By: /s/ Min Li
                                                     ---------------------------
                                                         Min Li,
                                                         Chief Financial Officer

                                  Exhibit Index

99.1 Press Release dated September 11, 2007 - "Gulf Resources Signs Letter OF Intent with Southwest Synthetic Pharmaceutical Corporation Ltd.".